EXHIBIT 10(xvii)


                    WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                                 AND OFFICERS OF
                      INTERNATIONAL COSMETICS MARKETING CO.


         The undersigned, being all of the members of the Board of Directors and Officers of International Cosmetics Marketing Co., a Florida corporation (the "Company"), hereby adopt the following resolutions by unanimous written consent pursuant to Section 607.0821 of the Florida Business Corporation Act.

         WHEREAS, the Company is presently in critical need of financing for its operations; and

         WHEREAS, the Board has reviewed the operations of the Company to date, its need for capital, the status of its products and has determined that, absent an immediate capital infusion, it must cease operations; and

         WHEREAS, the potential investors, Stanford Venture Capital Holdings, Inc. and Nico P. Pronk, have presented a term sheet to management of the Company, a copy of which is attached hereto as Exhibit A and incorporated herein by such reference, outlining the terms of an investment they will make into the Company of $280,000 for promissory notes and 840,000 warrants to purchase common stock; and

         WHEREAS, the Company has received no other offers for financing and, after diligent search, has found no other source of funding for the Company; and

         WHEREAS, the undersigned acknowledge the relationship which Stanford Venture Capital Holdings, Inc. and Nico P. Pronk have with the Company, in that they are material shareholders of the Company and Nico P. Pronk is a director of the Company; however, such relationships have not influenced in any way the decision of the undersigned; and
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         WHEREAS, in approving the Promissory Notes and 840,000 Warrants and executing this corporate action, the Directors believe that they have acted reasonably and that all information that is known to date by them and relevant to this transaction has been shared with Stanford Venture Capital Holdings, Inc. and Nico P. Pronk and the Directors have been informed by Stanford Venture Capital Holdings, Inc. and Nico P. Pronk that all information that is known to them relevant to this transaction and the foregoing described matters have been shared with the Directors. It is on that basis only that the Promissory Note and 840,000 Warrants have been approved in its present form.

         WHEREAS, the undersigned, acting independently and under their fiduciary obligations as members of the Board of Directors of the Company, have determined that the terms of the proposed financing by Stanford Venture Capital Holding, Inc. and Nico P. Pronk are fair and reasonable for the Company.

         NOW, THEREFORE, BE IT RESOLVED, that the Company be and hereby agrees to issue the $280,000.00 of promissory notes and 840,000 common stock purchase warrants pursuant to the terms and conditions of the attached term sheet; and be it

         FURTHER RESOLVED, that the undersigned have reviewed the Promissory Notes, a copy of which is attached hereto as Exhibit B and incorporated herein by such reference, and hereby approve same; and be it

         FURTHER RESOLVED, that Mark A. Pinvidic, President of the Company, be and hereby is authorized and directed to execute and deliver on the Company's behalf to Stanford Venture Capital Holdings, Inc. and Nico P. Pronk promissory notes for $280,000.00 and warrants to purchase 840,000 shares of the Company's common stock; and be it

         FURTHER RESOLVED, that in order to fully carry out the intent and effectuate the purposes of the foregoing resolutions, Mark A. Pinvidic is hereby authorized and directed to take all such further action, to execute and deliver all such further agreements, instruments and documents relating thereto in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such fees and expenses, which shall, in their judgment, be necessary, proper or advisable.

Dated July 19, 2002

                                Mark A. Pinvidic, Director and President



                                Nico P. Pronk, Director

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                                    EXHIBIT A

                      International Cosmetics Marketing Co.
                                   Term Sheet
                                  July 1, 2002



TYPE OF FINANCING:                           Bridge Financing

INSTRUMENT:                                  Promissory Note

PRINCIPAL AMOUNT:                            $280,000.00

COUPON:                                      10%

MATURITY DATE:                               April 30, 2003

EQUITY KICKER:                               840,000 Warrants

         TERM:                               5 Years

         EXERCISE PRICE:                     $0.01

         ALLOCATION:                         3 warrants for each $1 invested

CLOSING DATE:                                In Stages, but no later than
                                             November 5, 2002